                                                                   Exhibit 24.01


                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


            I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

            I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Alexander C. Kramer, Jr. and Jon Jensen as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


            DATED the 21st day of November, 1997.


                                     /s/  Dr. Harry Krischik
                                    ----------------------------------
                                    Dr. Harry Krischik

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


            I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

            I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Alexander C. Kramer, Jr. and Jon Jensen as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


            DATED the 21st day of November, 1997.


                                    /s/ MANFRED H. GUENZEL
                                    ----------------------------------
                                    Manfred H. Guenzel

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


            I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

            I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Alexander C. Kramer, Jr. and Jon Jensen as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


            DATED the 21st day of November, 1997.


                                    /s/ Richard Obermaier
                                    ----------------------------------
                                    Richard Obermaier

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


            I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

            I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Alexander C. Kramer, Jr. and Jon Jensen as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


                     DATED the 21st day of November, 1997.



                                    /s/ Anton Roedl
                                    ----------------------------------
                                    Anton Roedl

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


            I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

            I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Alexander C. Kramer, Jr. and Jon Jensen as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


            DATED the 4th day of November, 1997.


                                    /s/  Marc L. Werner
                                    ----------------------------------
                                    Marc L. Werner

                         APPOINTMENT OF ATTORNEY-IN-FACT
                                       AND
                               CONSENT OF DIRECTOR


            I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3, S-4 and S-8.

            I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Alexander C. Kramer, Jr. and Jon Jensen as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.


            DATED the 1st day of November, 1997.


                                    /s/ J. R. Dick Iverson
                                    ----------------------------------
                                    J. R. Dick Iverson